EXHIBIT 10d



                             UNDERWRITING AGREEMENT


                              MICROS Systems, Inc.

                                  Common Stock

                          (Par Value $.025 Per Share)



                                                 Dated the date set forth on
                                                 the signature page hereto


To the Underwriter or Underwriters
  listed in Schedule I hereto

Ladies and Gentlemen:

          Westinghouse Electric Corporation, a Pennsylvania corporation ("Westinghouse"), or Westinghouse Holdings Corporation, a Delaware corporation and a wholly-owned subsidiary of Westinghouse ("Transferee") (Westinghouse or, if the Transferee has executed the signature page hereto, the Transferee being hereinafter referred to as the "Selling Stockholder"), proposes to sell to the underwriter or underwriters listed in Schedule I hereto (the "Underwriters"), for whom the representative or representatives designated on Schedule I hereto, if any, are acting as representatives (in such capacity, the "Representatives"), and the Underwriters propose to purchase from the Selling Stockholder, the number of shares (the "Underwritten Securities") of common stock, par value $.025 per share (the "Common Stock"), of MICROS Systems, Inc., a Maryland corporation (the "Company"), set forth in Schedule I hereto as the Total Number of Underwritten Securities. In addition, if a number of shares of Common Stock is set forth on Schedule I hereto as the Total Number of Option Securities, then, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Securities, the Selling Stockholder proposes to sell to the Underwriters, at the option of the Underwriters, up to such number of shares of Common Stock (the "Option Securities"). The Underwritten Securities and any Option Securities purchased by the Underwriters are herein referred to as the "Securities." If the Securities have been transferred to Transferee prior to the execution of this Agreement, then Transferee shall execute this Agreement in addition



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to Westinghouse.  If no Representatives are designated as such on Schedule I hereto, then the term "Representatives" as used herein shall mean the Underwriters.

          The Company has prepared and filed with the Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-3 (File No. 33-88768), including a prospectus, relating to the Securities, which has become effective. The registration statement as amended at the time when it became effective, or, if post-effective amendments are filed with respect thereto, as amended by such post-effective amendments at the time of their effectiveness, is hereinafter referred to as the "Registration Statement"; the prospectus in the form in which it appears in the Registration Statement is hereinafter referred to as the "Basic Prospectus"; the supplement thereto prepared by the Company relating to the Securities and the plan of distribution thereof, to be filed pursuant to Rule 424(b) under the Securities Act, is hereinafter referred to as the "Prospectus Supplement"; and the Basic Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of Securities is hereinafter referred to as the "Prospectus." The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Securities, together with the Basic Prospectus. Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement, or the date of the Basic Prospectus, such preliminary prospectus or the Prospectus Supplement, as the case may be, and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

          1. Agreements to Sell and Purchase. The Selling Stockholder hereby agrees to sell the Underwritten Securities to the several Underwriters as hereinafter provided, and each



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Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Selling Stockholder the respective number of shares of Common Stock constituting Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto (or such number of Underwritten Securities increased as set forth in Section 13 hereof, subject to such adjustments to eliminate any fractional interests as the Representatives in their sole discretion shall make) at the price per share of Common Stock set forth on Schedule I hereto (the "Purchase Price").

            In addition, if a Total Number of Option Securities is set forth on
Schedule I hereto, the Selling Stockholder agrees to sell the Option Securities to the several Underwriters as hereinafter provided, and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, shall have the option to purchase, severally and not jointly, from the Selling Stockholder up to such number of shares of Common Stock at the Purchase Price, for the sole purpose of covering over-allotments (if any) in connection with the sale of the Underwritten Securities by the several Underwriters.

            If any Option Securities are to be purchased, the number of Option Securities to be purchased by each Underwriter shall be the number of Option Securities which bears the same ratio to the aggregate number of Option Securities being purchased as the number of Underwritten Securities set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Underwritten Securities, subject, however, to such adjustments to eliminate any fractional interests as the Representatives in their sole discretion shall make.

            The Underwriters may exercise the option to purchase the Option Securities at any time (but not more than once) on or before the last day of the period indicated on Schedule I hereto as the period for exercise of such option, by written notice from the Representatives to the Company and the Selling Stockholder. Such notice shall set forth the aggregate number of Option Securities as to which the option is being exercised and the date and time when such Option Securities are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date or later than the tenth full Business Day (as hereinafter defined) after the date of such notice (unless such date and time are postponed in accordance with the



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provisions of Section 13 hereof).  Any such notice shall be given at least two
Business Days prior to the date and time of delivery specified therein.

            2. Terms of Public Offering. Each of the Company, Westinghouse and, if Transferee is a party hereto, Transferee understands that the Underwriters intend (i) to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has become effective and the Prospectus Supplement has been filed and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

            3. Delivery of the Securities and Payment Therefor. Payment for the Securities shall be made to the Selling Stockholder by certified or official bank check or checks payable in New York Clearing House or other next-day funds at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York at 10:00 A.M., New York City time, (i) in the case of the Underwritten Securities, on the date set forth on Schedule I hereto as the Closing Date, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Underwriters, the Selling Stockholder and the Company may agree upon in writing, or (ii) in the case of the Option
Securities, on the date and time specified by the Representatives in the written notice of the Underwriters' election to purchase such Option
Securities. The time and date of such payment for the Underwritten Securities are referred to herein as the "Closing Date," and the time and date of such payment for the Option Securities, if other than the Closing Date, are herein referred to as the "Additional Closing Date." As used herein, the term
"Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

            Payment for the Securities to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Underwriters of the certificates for the Securities to be purchased on such date, in the case of certificates representing the Securities currently registered in the name of Westinghouse or Transferee, endorsed in blank or with blank stock powers attached, and, in the case of the replacement certificates referred to below, registered in such names and in such denominations as the Underwriters shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be. The certificates for the



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Securities will be made available by the Selling Stockholder for inspection and packaging by the Underwriters in New York, New York not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be. For purposes of expediting the foregoing matters, the Company agrees to make available certificates representing shares of Common Stock in replacement of the certificate(s) representing the Securities currently registered in the name of Westinghouse or Transferee to be delivered by or on behalf of the Selling Stockholder on the Closing Date and the Additional Closing Date, as the case may be.

            The Selling Stockholder will pay all applicable transfer taxes, if any, involved in the transfer to the Underwriters of the Securities.

            4. Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Underwriters, to Westinghouse and, if Transferee is a party hereto, to Transferee that:

            (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement, as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act;

            (b) the Registration Statement has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; the Registration Statement and the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto to the Underwriters) comply, or will comply, as the case may be, in all material respects with the Securities Act; the Registration Statement, as of the date of the original filing thereof and as of the applicable effective date as to the Registration Statement and any amendment thereto, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as of the date of the Prospectus Supplement, as of the date of any



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      amendment or further supplement thereto and as amended or supplemented at the Closing Date and the Additional Closing Date, if applicable, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with (i) information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein or (ii) information relating to Westinghouse and, if Transferee is a party hereto, Transferee furnished to the Company in writing by Westinghouse and, if Transferee is a party hereto, Transferee expressly for use therein. For purposes of this paragraph
      (b), the only written information furnished by Westinghouse and, if Transferee is a party hereto, Transferee to the Company expressly for use in the Registration Statement and the Prospectus is the information in the second sentence of the first paragraph and the first sentence of the second paragraph under the caption "Management Compensation and Changes" and the first paragraph and the last sentence of the second paragraph under the caption "Principal and Selling Stockholder" in the Basic Prospectus (it being understood and agreed that the reference herein to the last sentence of the second paragraph should not be deemed to be an indication of the ability of Westinghouse to establish new service arrangements or its ability to minimize any incremental costs thereof) and the information referred to on Schedule I hereto under the heading "Information Provided by Westinghouse and Transferee";

            (c) the Company and the offering of the Securities contemplated hereby meet all conditions and requirements for registration on a Form S-3 registration statement under the Securities Act;

            (d) the documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act; none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the



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      circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed by the Company with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (e) Price Waterhouse LLP, who are reporting upon the audited consolidated financial statements of the Company and its subsidiaries and the related schedules included or incorporated by reference in the Registration Statement, are independent public accountants as required by the Securities Act;

            (f) the financial statements and related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries taken as a whole as of the dates indicated and the consolidated results of their operations and changes in their consolidated shareholders' equity and cash flows for the periods specified; the financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be included therein; the financial statements of the Company (including the related notes and schedules) included or incorporated by reference in the Registration Statement and the Prospectus have been prepared in accordance with the applicable accounting requirements of Regulation S-X under the Securities Act and the Exchange Act ("Regulation S-X") and with generally accepted accounting principles in the United States of America ("GAAP") applied on a consistent basis throughout the periods included (subject in the case of interim statements to normal year end adjustments), except as stated therein or in the reports related thereto;

            (g) the statistical and market-related data included or incorporated by reference in the Registration Statement and the Prospectus are based on or derived from sources which are believed by the Company to be reliable and accurate;



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                                     -8-



            (h) there are no contracts or other documents that are required to be described or referred to in the Registration Statement or the Prospectus, or to be filed as exhibits to the Registration Statement, that are not described, referred to or filed as required;

            (i) since the date of the latest consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus, except as disclosed or contemplated therein, there has not been (i) any change in the Company's issued capital stock or options except pursuant to the terms of the instruments governing the same or pursuant to the exercise of such options, or (ii) any material adverse change in the general affairs, business, prospects, management, operations or condition, financial or otherwise, of the Company and its subsidiaries (the "Subsidiaries," the names of which are listed on Annex
      A hereto) taken as a whole (a "Material Adverse Change") or any development involving an event or state of facts which could reasonably be expected to result in a Material Adverse Change (a "Prospective Material Adverse Change");

            (j) since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed or contemplated therein, (i) there have been no transactions entered into by the Company or any of the Subsidiaries, whether or not in the ordinary course of business, which are material to the Company and the Subsidiaries taken as a whole, and (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

            (k) each of the Company and the Subsidiaries has been duly organized under the laws of its jurisdiction of incorporation; and each of the Company and the Subsidiaries is a validly existing corporation in good standing under the laws of its jurisdiction of incorporation, has full corporate power and authority to own its properties and conduct its business and is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions where the ownership of its property or the conduct of its business requires such qualification, except where the failure so to qualify or be in good standing would not, individually or in the aggregate, have a material adverse effect on the general affairs,



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      business, prospects, management, operations or condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect");

            (l) all of the issued and outstanding shares of Common Stock (including the Securities) have been duly authorized by the Company, are validly issued and are fully paid and nonassessable and are not subject to any preemptive or other similar rights other than those contained in the Company's charter as amended and in effect on the date hereof (the "Charter"); the authorized capital stock of the Company consists solely of the Common Stock, which Common Stock conforms as to legal matters to the description thereof contained in the Registration Statement and the Prospectus;

            (m) this Agreement has been duly authorized, executed and delivered by the Company;

            (n) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, and the consummation by the Company of the transactions contemplated herein, (i) have been duly authorized by all necessary corporate action on the part of the Company, (ii) do not and will not result in any violation of the Charter or the Company's by-laws as amended and in effect on the date hereof (the "By-laws") and (iii) do not and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or any right of termination under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company or any Subsidiary under, (A) any material indenture, mortgage, loan agreement, note, lease, partnership agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them may be bound or to which any of their properties or assets may be subject, (B) any existing applicable law, rule or regulation (subject to obtaining such approvals as may be required under the securities or Blue Sky laws of the various states and other jurisdictions of the United States of America) or (C) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets;

            (o) no authorization, approval, consent or license of, or filing with, any government, governmental instrumentality or court, domestic or foreign (other than as have been made and obtained and are in full force and effect under the Securities Act or as may be required under the securities or Blue Sky laws of the various states and other jurisdictions of the United States of America), is required for the performance by the Company of its obligations under this Agreement and the provisions of
      Section 3-602 of the Maryland General Corporation Law are not currently applicable to the Company;

            (p) (i) the Company is not in violation of the Charter or the By-laws nor is any Subsidiary in violation of its charter or by-laws or other organizational documents and (ii) neither the Company nor any Subsidiary is or with notice or lapse of time or both would be in breach or violation of, or in default under, any obligation, agreement, covenant or condition contained in any indenture, mortgage, loan agreement, note, lease, partnership agreement or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties or assets may be subject or affected or of any permit, order, decree, judgment, statute, rule or regulation applicable to the Company or any Subsidiary, except for such breaches, violations or defaults that, individually or in the aggregate, would not have a Material Adverse Effect;

            (q) except as described in the Registration Statement and the Prospectus, there is no investigation, action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary that (i) if determined adversely to the Company or such Subsidiary, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect or a material adverse effect on the consummation of the transactions contemplated in this Agreement or (ii) is required to be described in the Registration Statement or the Prospectus and is not so described;




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                                    -11-



            (r) except as set forth on Annex B hereto, the Company owns, beneficially and of record, free and clear of any mortgage, pledge, security interest, lien, claim or other encumbrance or restriction on transferability or voting, directly or indirectly, the percentage of the outstanding equity securities of each of the Subsidiaries as listed on Annex A hereto, which constitute all of the subsidiaries of the Company; the Subsidiaries not marked with an asterisk on Annex A hereto (other than Fidelio Software Corporation ("Fidelio U.S.") and MSI Delaware, Inc. ("MSI")), when considered in the aggregate a single subsidiary, do not constitute a "significant subsidiary" within the meaning of Regulation S-X; all of the outstanding capital stock of each Subsidiary owned by the Company has been duly authorized and validly issued and is fully paid and nonassessable; and there are no outstanding (i) securities or obligations convertible into or exchangeable for any shares of capital stock of the Company or any Subsidiary, (ii) rights, warrants or options to acquire or purchase any shares of capital stock of the Company or any Subsidiary (except for options to purchase Common Stock outstanding under the Company's 1991 Stock Option Plan and 1981 Stock Option Plan as disclosed in its most recent annual proxy statement filed pursuant to Regulation 14A under the Exchange Act (the "Proxy Statement") or in the Registration Statement and the Prospectus) or any such convertible or exchangeable securities or obligations or (iii) obligations or understandings of the Company or any Subsidiary to issue or sell any shares of capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options (except as set forth on Annex B hereto);

            (s) each of the Company and the Subsidiaries has good and marketable title to all properties and assets described in the Registration Statement and the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except (i) as described or reflected in the Registration Statement and the Prospectus or (ii) for such liens, charges, encumbrances or restrictions which, individually or in the aggregate, would not be material to the Company and the Subsidiaries taken as a whole; all of the leases and subleases material to the business of the Company and the Subsidiaries are in full force and effect, with such exceptions as, individually or in the aggregate, would not be material to the Company and the Subsidiaries taken as a whole;

            (t) each of the Company and the Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except, in each case, where the failure to obtain licenses, permits, certificates, consents, orders, approvals and other authorizations, or to make all declarations and filings, would not have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus and except, in each case, where such revocation or modification would not have a Material Adverse Effect; and each of the Company and the Subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof, except where noncompliance with such laws or regulations would not have a Material Adverse Effect;

            (u) each of the Company and the Subsidiaries owns, possesses or has the right to use the trademarks, service marks, trade names, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the "Intellectual Property") employed by it in connection with the business conducted by it as of the date hereof, except to the extent that the failure to own, possess or have the right to use such Intellectual Property would not have a Material Adverse Effect, and except as described in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has received any actual notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property or patent, except where such infringement or conflict would not have a Material Adverse Effect;

            (v) there are no labor disputes with the employees of the Company or any of the Subsidiaries which are likely to have a Material Adverse Effect;

            (w) each of the Company and the Subsidiaries is in compliance with all applicable existing federal, state, local and foreign laws and regulations relating to protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) (collectively, the "Environmental Laws"), except, in each case, where noncompliance, individually or in the aggregate, would not have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, and (iii) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other
      Environmental Law. There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries under any Environmental Law which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

            (x) no authorization, approval or consent of any governmental authority or agency is required (other than those which have already been obtained) under the laws of any jurisdiction in which the Company and the Subsidiaries conduct their respective businesses in connection with the ownership by the Company of capital stock of any Subsidiary, any foreign exchange controls or the repatriation of any amount from or to the Company and the Subsidiaries, except to the extent that the failure to obtain such authorization, approval or consent will not have a Material Adverse Effect;

            (y) the Company and the Subsidiaries have filed all federal, state, local and material foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith; and there is no tax deficiency which has been or might reasonably be expected to be asserted or threatened against the Company or any Subsidiary which could have a Material Adverse Effect;

            (z) the Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended, or a holding company under the Public Utility Holding Company Act of 1935;

            (aa) the Company does not know of any outstanding claims for services, either in the nature of a finder's fee or origination fee, with respect to any of the transactions contemplated hereby;

            (bb) the Company has not taken nor will it take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock, and the Company has not distributed nor will it distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any preliminary prospectus filed with the Commission, the Basic Prospectus or the Prospectus;

            (cc) neither the filing of the Registration Statement or any amendment thereto nor the offer or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration under the Securities Act of any securities of the Company or any Subsidiary; and

            (dd) the Company has delivered to the Underwriters written agreements, in form and substance satisfactory to the Underwriters, of each of its directors and principal executive officers, pursuant to which each has agreed not to, directly or indirectly, offer, sell, contract to sell or otherwise dispose of any shares of Common Stock or any securities exercisable for or convertible into Common Stock for the period of days set forth on Schedule I hereto as the Lock-up Period, without the prior written consent of the Underwriter or Representative, as the case may be, executing this Agreement on behalf of the Under-writers.

            5. Representations and Warranties of Westinghouse and Transferee. Westinghouse, as to itself and each of Westinghouse and Transferee, as to Transferee if Transferee is a party hereto, represents and warrants to each of the Underwriters and to the Company that:

            (a) such entity has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

            (b) this Agreement has been duly authorized, executed and delivered by such entity;

            (c) Westinghouse, or, if Transferee has executed this Agreement, Transferee, is the beneficial and lawful owner of all of the Securities and has valid and marketable title to the Securities, and upon delivery of and payment for the Securities, the Underwriters will acquire valid and marketable title to the Securities, free and clear of any mortgage, pledge, security interest, lien, claim or other encumbrance or restriction on transferability or any adverse claim within the meaning of
      Section 8-302 of the Uniform Commercial Code in effect in the State of New York (the "UCC");

            (d) the execution and delivery by such entity of, and the performance by it of its obligations under, this Agreement, and the consummation of the transactions contemplated herein, (i) have been duly authorized by all necessary corporate action on its part, (ii) do not and will not result in any violation of its articles of incorporation or by-laws and (iii) do not and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any of its material property or assets under, (A) any material indenture, mortgage, loan agreement, note, lease, partnership agreement or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties or assets may be subject, (B) any existing applicable law, rule or regulation (subject to obtaining such approvals as may be required under the securities or Blue Sky laws of the various states and other jurisdictions of the United States of America) or (C) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over it or any of its properties or assets;

            (e) no authorization, approval, consent or license of, or filing with, any government, governmental instrumentality or court, domestic or foreign (other than as have been made and obtained and are in full force and effect under the Securities Act or as may be required under the securities or Blue Sky laws of the various states and other jurisdictions of the United States of America), is required for the sale and delivery of the Securities by such entity or the performance by it of its obligations under this Agreement;

            (f) such entity has not taken nor will it take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock, and it has not distributed nor will it distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any preliminary prospectus filed with the Commission, the Basic Prospectus or the Prospectus; and

            (g) to the extent that any statements or omissions in the Registration Statement or the Prospectus are made in reliance upon and in conformity with information relating to such entity furnished to the Company in writing by it expressly for use therein, the Registration Statement, as of the date of the original filing thereof and as of the applicable effective date as to the Registration Statement and any amendment thereto, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as of its date, as of the date of any amendment or supplement thereto and as amended or supplemented at the Closing Date and the Additional Closing Date, if applicable, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. For purposes of this paragraph (g), the only written information furnished by Westinghouse and, if Transferee is a party hereto, Transferee to the Company expressly for use in the Registration Statement and the Prospectus is the information in the second sentence of the first paragraph and the first sentence of the second paragraph under the caption "Management Compensation and Changes" and the first paragraph and the last sentence of the second paragraph under the caption "Principal and Selling Stockholder" in the Basic Prospectus (it being understood and agreed that the reference herein to the last sentence of the second paragraph should not be deemed to be an indication of the ability of Westinghouse to establish new service arrangements or its ability to minimize any incremental costs thereof) and the information referred to on Schedule I hereto under the heading "Information Provided by Westinghouse and Transferee."

            (h) If on the date hereof Westinghouse owns, directly or indirectly (whether through Transferee or otherwise), more than 50% of the then outstanding shares of Common Stock as indicated on the signature page hereto, Westinghouse, as to itself, and each of Westinghouse and Transferee, as to Transferee if Transferee is a party hereto, also represents and warrants to each of the Underwriters and to the Company that, other than statements or omissions in the Registration Statement or the Prospectus related to information furnished by Westinghouse and, if Transferee is a party hereto, Transferee referred to in the foregoing paragraph (g), to the best knowledge of such entity, the Registration Statement, as of the date of the original filing thereof and as of the applicable effective date as to the Registration Statement and any amendment thereto, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as of the date of the Prospectus Supplement, as of the date of any amendment or supplement thereto and as amended or supplemented at the Closing Date and the Additional Closing Date, if applicable, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Under-writer through the Representatives expressly for use therein.

            6. Covenants of the Company. The Company covenants and agrees with the several Underwriters and with Westinghouse and, if Transferee is a party hereto, with Transferee as follows:

            (a) to use its best efforts to cause any amendment to the Registration Statement to become effective at the earliest possible time, and to file the Prospectus Supplement and, if not previously so filed, the Basic Prospectus with the Commission within the time period specified by Rule 424(b) under the Securities Act;

            (b)   to deliver to each Representative and to Cahill
      Gordon & Reindel, counsel for the Underwriters, a signed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and all documents incorporated by reference therein, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits but including the documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to each of the Underwriters and to dealers effecting transactions in the Common Stock as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as the Underwriters and such dealers may reasonably request;

            (c) prior to the termination of the public offering of the Securities, before filing any Prospectus Supplement or any amendment or supplement to the Registration Statement, the Basic Prospectus or the Prospectus, to furnish to the Representatives and the Selling Stockholder a copy of the proposed amendment or supplement for review and not to file any such proposed Prospectus Supplement, amendment or supplement to which the Representatives or the Selling Stockholder reasonably objects;

            (d)   to advise the Representatives and the Selling
      Stockholder promptly, and to confirm such advice in writing, (i) when the Prospectus Supplement shall have been filed pursuant to Rule 424(b) under the Securities Act and (ii) prior to the termination of the public offering of the Securities, (A) when any amendment to the Registration

      Statement shall have become effective, (B) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its reasonable best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as practicable the withdrawal thereof;

            (e) if, during such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Selling Stockholder, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Securities may have been sold by the Underwriters and to any other dealers upon written request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

            (f) to use its reasonable best efforts to register or qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such registration or qualification in effect so long as reasonably required for distribution of the Securities; provided that the Company shall not be required to qualify the Securities in any jurisdiction where, as a result of such qualification, the Company would be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (g) to make generally available to its security holders and to the Underwriters as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement (as such effective date is determined pursuant to Rule 158 of the Commission), which shall satisfy the provisions of
      Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

            (h) for a period of four years after the date hereof, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to holders of the Common Stock, and copies of any reports and financial statements furnished to or filed with the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or any national securities exchange;

            (i) for the period of days set forth on Schedule I hereto as the Lock-up Period, without the prior written consent of the Underwriter or Representative, as the case may be, executing this Agreement on behalf of the Underwriters, not to, directly or indirectly, offer, sell, contract to sell or otherwise dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock (except for shares issuable upon the exercise of currently outstanding options under the Company's 1981 Stock Option Plan or its 1991 Stock Option Plan and the grant of options pursuant to the Company's 1991 Stock Option Plan); and

            (j) if, in connection with the purchase of the Securities, any Underwriter could own 10% or more of the outstanding Common Stock (including, but not limited to, after giving effect to any purchase of Option Securities pursuant hereto) then, for a period of 90 days following the date hereof or, if earlier, until no Underwriter individually owns or could so own 10% or more of the outstanding Common Stock, not to, directly or indirectly, take any action or omit to take any action the effect of which act or omission would be to make the provisions of Section 3-602 of the Maryland General Corporation Law applicable to the Company.

            7. Covenants of Westinghouse and Transferee. Each of Westinghouse and, if Transferee is a party hereto, Transferee covenants and agrees with the several Underwriters that for the period of days set forth on
Schedule I hereto as the Lock-up Period, without the prior written consent of the Underwriter or Representative, as the case may be, executing this Agreement on behalf of the Underwriters, it will not, directly or indirectly, offer, sell, contract to sell or otherwise dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock (except for the Securities).

            8. Expenses. Westinghouse agrees with each Under-writer and with the Company to pay all costs and expenses incident to the performance of the obligations of the Company, Westinghouse and, if Transferee is a party hereto, Transferee hereunder, including, without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, transfer, execution and delivery of the Securities referred to in Section 3, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification of the Securities under the laws of such jurisdictions as the Representatives may designate (including reasonable fees of counsel for the Underwriters and their disbursements related to such registration or qualification), (iv) related to any filing with, and review by, the NASD and (v) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, all other agreements relating to underwriting and syndication arrangements, the Blue Sky Survey and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided.

            9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder to purchase the Underwritten Securities are subject to the performance by each of the Company, Westinghouse and, if Transferee is a party hereto, Transferee of its obligations hereunder and to the following additional conditions:

            (a)   If any post-effective amendment to the Registration
      Statement shall not have been declared effective prior to the execution hereof, such post-effective amendment shall have become effective not later than 5:00 P.M., New
      York City time, on the date hereof; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and any requests for additional information by the Commission shall have been complied with to the satisfaction of the Representatives.

            (b) The representations and warranties of the Company, Westinghouse and, if Transferee is a party hereto, Transferee contained herein shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date, and each of the Company, Westinghouse and, if Transferee is a party hereto, Transferee shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

            (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any Material Adverse Change or any development involving a Prospective Material Adverse Change, other than as set forth or contemplated in the Registration Statement and the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable to proceed with the public offering or the delivery of the Underwritten Securities on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

            (d) The Underwriters shall have received on and as of the Closing Date a certificate of an executive officer of the Company reasonably satisfactory to the Representatives to the effect set forth in subsections (a) and (b) (insofar as subsection (b) pertains to the Company) of this Section 9 and to the further effect that since the respective dates as of which information is given in the Registration Statement and the Prospectus there has not occurred any Material Adverse Change or any development involving a Prospective Material Adverse Change, other than as set forth or contemplated in the Registration Statement and the Prospectus.

            (e) The Underwriters shall have received on and as of the Closing Date a certificate of an executive officer of each of Westinghouse and, if Transferee is a party hereto, Transferee reasonably satisfactory to the Representatives to the effect set forth in subsection (b) (insofar as subsection (b) pertains to such entity) of this Section 9.

            (f) The Underwriters shall have received on the Closing Date a signed opinion of Ballard Spahr Andrews & Ingersoll, Maryland counsel for the Company, dated the Closing Date, addressed to the Underwriters and satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, to the effect that:

                  (i) the Company has been duly organized and is validly existing under the laws of the State of Maryland, is in good standing with the State Department of Assessments and Taxation of Maryland and has the corporate power to own, lease and operate its properties and to conduct its business substantially as described in the Registration Statement and the Prospectus;

                 (ii) each of Fidelio U.S. and MSI has been duly organized and is validly existing and in good standing under the laws of the State of Delaware and has the corporate power and corporate authority to own, lease and operate its properties and to conduct its business;

                (iii) all of the issued and outstanding shares of Common Stock (including the Securities) have been duly authorized by the Company, are validly issued and are fully paid and nonassessable and are not subject to any preemptive or, so far as is known to such counsel, other similar rights other than those contained in the Charter;

                 (iv) (1) except for the items listed on Annex B attached hereto and so far as is known to such counsel, all of the outstanding shares of capital stock of the Subsidiaries owned by the Company are owned free and clear of any mortgage, pledge, security interest, lien, claim or other encumbrance or restriction on transfer; (2) all of the outstanding capital stock of each of Fidelio U.S. and MSI has been duly authorized and validly issued and is fully paid and nonassessable; and (3) so far as is known to such counsel, there are no outstanding (a) securities or obligations convertible into or exchangeable for any shares of capital stock of the Company, Fidelio U.S. or MSI, (b) rights, warrants or options to acquire or purchase from the Company, Fidelio U.S. or MSI any shares of capital stock of the Company, Fidelio U.S. or MSI (except for outstanding options under the Company's 1991 Stock Option Plan and 1981 Stock Option Plan as disclosed in the Proxy Statement or in the Registration Statement and the Prospectus) or any such convertible or exchangeable securities or obligations or (c) obligations or understandings of the Company, Fidelio U.S. or MSI to issue or sell any shares of capital stock of the Company, Fidelio U.S. or MSI, any such convertible or exchangeable securities or obligations, or any such rights, warrants or options, except as set forth on Annex B;

                  (v) this Agreement has been duly authorized, executed and delivered by the Company;

                 (vi) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, and the consummation by the Company of the transactions contemplated herein, do not and will not (a) result in any violation of any provision of the Charter, the By-laws or the certificate of incorporation or by-laws of Fidelio U.S. or MSI; (b) contravene any provision of any applicable law, rule or regulation of the State of Maryland, except such as would not have a Material Adverse Effect; (c) contravene any judgment, order or decree known to such counsel by which the Company or Fidelio U.S. or MSI is bound or by which their properties or assets may be affected; or
            (d) require any authorization, approval, consent or license of, or filing with, any government, governmental instrumentality or court of the State of Maryland or the State of Delaware, except such as may be required under the securities or Blue Sky laws of the State of Maryland or the State of Delaware;

                (vii) the issued and outstanding stock of the Company is as set forth on the signature page hereto; and

               (viii) the statements under the caption "Description of Capital Stock" in the Registration Statement and the Prospectus, insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly present in all material respects the information required by the Securities Act with respect to such legal matters or documents.

            In rendering such opinions, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and each of its Subsidiaries and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, Fidelio U.S. and MSI.

            (g) The Underwriters shall have received on the Closing Date a signed opinion of Chadbourne & Parke, counsel for the Company, dated the Closing Date, addressed to the Underwriters and satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, to the effect that:

                  (i) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, and the consummation by the Company of the transactions contemplated herein, do not and will not (a) conflict with, or result in a breach or violation of, any terms or provisions of or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or any right of termination under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company, Fidelio U.S. and MSI pursuant to the terms of, any document filed as an exhibit to the Registration Statement or to any document incorporated by reference therein or any other material agreement known to such counsel to which the Company, Fidelio U.S. or MSI is a party or by which any of their properties or assets may be subject; (b) contravene any provision of any applicable law, rule or regulation (the "Applicable Laws") (subject to obtaining such approvals as may be required under the securities or Blue Sky laws of the various states and other jurisdictions of the United States of America), except such as would not have a Material

            Adverse Effect; (c) contravene any judgment, order or decree known to such counsel by which the Company, Fidelio U.S. or MSI is bound or by which their properties or assets may be affected; or
            (d) require any authorization, approval, consent or license of, or filing with, any government, governmental instrumentality or court, domestic or foreign, except such as have been obtained and are in full force and effect under the Securities Act or as may be required under the securities or Blue Sky laws of the various states and other jurisdictions of the United States;

                 (ii) except as described in the Registration Statement and the Prospectus, to such counsel's knowledge, there is no (A) investigation, action, suit or proceeding before or by any government, governmental instrumentality or court now pending or threatened against or affecting the Company, Fidelio U.S. or MSI or any of their respective properties or assets that is required by the Securities Act to be described in the Registration
            Statement or the Prospectus and is not so described or (B) contract or other document that is required by the Securities Act to be described in or referred to in the Registration Statement or the Prospectus, or to be filed as an exhibit to the Registration Statement, that is not described, referred to or filed as required;

                (iii) to such counsel's knowledge, neither the filing of the Registration Statement nor the offer or sale of the Securities to the Underwriters in the manner contemplated in this Agreement gives rise to any rights for or relating to the registration under the Securities Act of any other securities of the Company, Fidelio U.S. or MSI;

                 (iv) the Registration Statement and the Prospectus and all amendments and supplements thereto (except for the financial statements, schedules and other financial and statistical data included or incorporated by reference in the Registration Statement and the Prospectus, as to which counsel need not express an opinion) comply as to form in all material respects with the requirements of the Securities Act, and each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements, schedules and other financial and statistical data included therein, as to which counsel need not express an opinion) complied as to form in all material respects with the requirements of the Exchange Act when filed with the Commission;

                  (v) the Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended, or a holding company under the Public Utility Holding Company Act of 1935; and

                 (vi) each of the Company, Fidelio U.S. and MSI is qualified to do business and is in good standing as a foreign corporation under the laws of each jurisdiction of the United States in which its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing, individually or in the aggregate, would not have a Material Adverse Effect.

            In rendering such opinions, such counsel may rely (A) as to matters involving the application of the laws of the State of Maryland, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon the opinion of Ballard Spahr Andrews & Ingersoll rendered pursuant to paragraph (f) of this Section 9; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and each of its Subsidiaries and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, Fidelio U.S. and MSI. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon.

            Such counsel shall also state that it has been advised by the Commission that the Registration Statement became effective under the Securities Act; that any required filings of the Prospectus pursuant to Rule 424(b) have been made in the manner and within the time period required by Rule 424(b); and that, to its knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or threatened under the Securities Act.

            Such counsel shall also state that, although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, no facts have come to such counsel's attention which would lead such counsel to believe that the Registration Statement (including the documents incorporated by reference therein), at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including the documents incorporated by reference therein), as of the date of the Prospectus Supplement and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (but such counsel need not comment with respect to the financial statements, schedules and other financial and statistical data included or incorporated by reference in the Registration Statement and the Prospectus).

            (h) The Underwriters shall have received on the Closing Date signed opinions (in form and substance satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters), as to such matters as the Representatives may reasonably request involving the Subsidiaries marked with an asterisk on Annex A hereto, of additional counsel reasonably acceptable to Cahill Gordon & Reindel, counsel for the Underwriters, familiar with the applicable laws.

            (i) The Underwriters shall have received on the Closing Date a signed opinion of Louis J. Briskman, Esq., General Counsel of Westinghouse, or other counsel reasonably acceptable to the Underwriters, dated the Closing Date, addressed to the Underwriters and satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, to the effect that:

                  (i) each of Westinghouse and, if Transferee is a party hereto, Transferee has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation;

                 (ii) this Agreement has been duly authorized, executed and delivered by each of the entities comprising the Selling Stockholder, and each of Westinghouse and, if Transferee is a party hereto, Transferee has the corporate power and authority to sell, transfer and deliver the Underwritten Securities in the manner provided in this Agreement; and

                (iii) the execution and delivery by each of Westinghouse and, if Transferee is a party hereto, Transferee of, and the performance by it of its obligations under, this Agreement, and the consummation by it of the transactions contemplated herein, do not and will not (a) result in any violation of any provision of its articles of incorporation or by-laws; (b) conflict with, or result in a breach or violation of, any terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties or assets pursuant to the terms of, any material agreement known to such counsel to which it is a party or by which any of its properties or assets may be subject; (c) contravene any Applicable Laws (subject to obtaining such approvals as may be required under the securities or Blue Sky laws of the various states and other jurisdictions of the United States of America); (d) contravene any judgment, order or decree known to such counsel by which such entity is bound or by which its properties or assets may be affected; or (e) require any authorization, approval, consent or license of, or filing with, any government, governmental instrumentality or court, domestic or foreign, except such as have been obtained and are in full force and effect under the Securities Act or as may be required under the securities or Blue Sky laws of the various states and other jurisdictions of the United States.

            (j) The Underwriters shall have received on the Closing Date a signed opinion of Cravath, Swaine & Moore, counsel for the Selling Stockholder, dated the Closing Date, addressed to the Underwriters and satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, to the effect that upon delivery of the certificates for the Underwritten Securities to the Underwriters endorsed to them or in blank and payment therefor by the Underwriters in accordance with the terms of this Agreement, each Underwriter will acquire beneficial ownership of the Underwritten Securities being purchased by it free of any adverse claim within the meaning of Section 8-302 of the UCC, assuming that such Underwriter is acting in good faith and has no notice of any adverse claim. Such counsel may state that, although each Underwriter will acquire beneficial ownership of the Underwritten Securities being purchased by it as described in the immediately preceding sentence, such Underwriter will not acquire record title to such Underwritten Securities until such Underwritten Securities are registered in the share records of the Company in the name of such Underwriter (or a nominee thereof).

            (k) At the time this Agreement is executed and also on the Closing Date, Price Waterhouse LLP shall have furnished to the Underwriters letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to certain financial information relating to the Company and the Subsidiaries contained in the Registration Statement and the Prospectus or incorporated by reference therein; such letters shall also be addressed and delivered to the Selling Stockholder.

            (l) The Underwriters shall have received on the Closing Date an opinion of Cahill Gordon & Reindel, counsel for the Underwriters, with respect to the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

            (m) The Securities shall continue to be qualified for quotation on the Nasdaq National Market.

            (n) On or prior to the Closing Date, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

                The several obligations of the Underwriters to purchase Option Securities hereunder are subject to satisfaction of the conditions set forth in paragraphs (a) through (g) and (i) through (n) above on and as of the Additional Closing Date, except that the certificates called for by paragraphs
(d) and (e), the opinions called for by paragraphs (f), (g), (i), (j) and (l) and the letter called for by paragraph (k) shall be dated the Additional Closing Date and any reference to Underwritten Securities shall be deemed to be a reference to Option Securities.

        10. Indemnification and Contribution. The Company and, if on the date hereof Westinghouse owns, directly or indirectly (whether through Transferee or otherwise), more than 50% of the then outstanding shares of Common Stock as indicated on the signature page hereto, Westinghouse agree, jointly and severally, to indemnify and hold harmless each Underwriter, its officers and directors, and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto to the Underwriters) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein; provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto to the Underwriters) and, if required by law to be furnished, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Securities to such person.

            Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and Westinghouse to the same extent as the foregoing indemnity from the Company and Westinghouse to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus. For purposes of this Section 10, the only written information furnished by the Underwriters to the Company expressly for use in the Registration Statement and the Prospectus is the information referred to on
Schedule I hereto under the heading "Information Provided by the Underwriters."

            If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify in writing the person or persons against whom such indemnity may be sought (each an "Indemnifying Person"), and such Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses incurred by such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) such Indemnifying Person and such Indemnified Person shall have mutually agreed to the contrary,
(ii) such Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to such Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both an Indemnifying Person and an Indemnified Person and representation of each such party by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that an Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters, their officers and directors and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (b) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (c) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the Selling Stockholder, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of the Underwriters shall be designated in writing by the Underwriter or Representative, as the case may be, executing this Agreement on behalf of the Underwriters; any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company (other than Westinghouse and, if Transferee is a party hereto, Transferee) shall be designated in writing by the Company; and any such separate firm for Westinghouse shall be designated in writing by Westinghouse. No Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, such Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses incurred by counsel as contemplated by the third sentence of this paragraph, such Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and
(ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that such Indemnified Person shall not have the right to enter into such settlement if there is a good faith dispute between such Indemnified Person and such Indemnifying Person regarding such Indemnifying Person's obligation to reimburse such Indemnified Person for such fees and expenses of counsel. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

            If the indemnification provided for in the first, second and third paragraphs of this Section 10 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Westinghouse in the aggregate on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and Westinghouse in the aggregate on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and Westinghouse in the aggregate on the one hand and the Underwriters on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Selling Stockholder and the total underwriting discounts received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Securities. The relative fault of the Company and Westinghouse in the aggregate on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, Westinghouse or Transferee or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            Each of the Company, Westinghouse and the Underwriters agrees that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 10 are several in proportion to the respective number of shares of Common Stock constituting Underwritten Securities set forth opposite their names in Schedule I hereto, and not joint.

            The indemnity and contribution agreements contained in this
Section 10 are in addition to any liability which any Indemnifying Person may otherwise have to any other Indemnifying Person or any Indemnified Person, including pursuant to the Stock Unit Purchase Agreement between the Company and Westinghouse, dated as of October 30, 1986, as amended by that certain letter agreement dated May 2, 1995 between the Company and Westinghouse (which agreement, as so amended, shall not be deemed or considered amended or superseded by this Section 10). The Company and Westinghouse agree that any indemnity or contribution payments made by Westinghouse to any Indemnified Person pursuant to this Section 10 will be treated by the Company and Westinghouse as liabilities of Westinghouse that are subject to the Company's indemnification contained in Section 7.04 of such Stock Unit Purchase Agreement (subject to the limitation contained in the proviso to the first paragraph of clause (d) thereof), and any indemnity or contribution payments made by the Company to any Indemnified Person pursuant to this Section 10 will be treated by Westinghouse and the Company as liabilities of the Company that are subject to Westinghouse's indemnification contained in Section 7.04 of such Stock Unit

Purchase Agreement (subject to the limitation contained therein with respect to written information furnished to the Company by Westinghouse and, if Transferee is a party hereto, Transferee).

            The indemnity and contribution agreements contained in this
Section 10 and the representations and warranties of the Company, Westinghouse and, if Transferee is a party hereto, Transferee as set forth in this Agreement shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, Westinghouse or Transferee or the officers or directors or any other person controlling the Company, Westinghouse or Transferee and (iii) acceptance of and payment for any of the Securities.

            11. Termination of This Agreement. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to the Option Securities) may be terminated in the absolute discretion of the Representatives, by notice given to the Company and Westinghouse, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Securities, prior to the Additional Closing Date) (i) trading generally shall have been suspended or materially limited on or by, as the case may be, either the New York Stock Exchange or the Nasdaq National Market, (ii) trading of any securities of the Company shall have been suspended or materially limited on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by Federal or New York State authorities, or (iv) there shall have occurred an outbreak of hostilities or an escalation of hostilities or any change in financial markets or any calamity or crisis that, in the reasonable judgment of the Representatives, is material and adverse and which, in the reasonable judgment of the Representatives, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

            12. Reimbursement upon Occurrence of Certain Events. If this Agreement shall be terminated by the Representatives because of any failure or refusal on the part of the Company, Westinghouse or Transferee (if it is a party hereto) to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any of the Company, Westinghouse or Transferee (if it is a party hereto) shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, Westinghouse agrees to reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel) incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder.

            13. Effectiveness of This Agreement; Additional Obligations of the Underwriters. This Agreement shall become effective upon the later of (x) the execution and delivery hereof by the parties hereto and (y) release of notification by the Commission of the effectiveness of the most recent post-effective amendment to the Registration Statement filed prior to the Closing Date.

             If, on the Closing Date or the Additional Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Securities which it or they have agreed to purchase hereunder on such date, and the aggregate number of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the number of Securities to be purchased on such date, the other Underwriters, if any, shall be obligated severally in the proportions that the number of Underwritten Securities set forth opposite their respective names in Schedule I hereto bears to the aggregate number of Underwritten Securities set forth opposite the names of all such nondefaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Securities that any Underwriter has agreed to purchase pursuant to
Section 1 be increased pursuant to this Section 13 by an amount in excess of one-ninth of the number of shares of Common Stock constituting Securities which such Underwriter is obligated to purchase hereunder without the written consent of such Underwriter. If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate number of Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Selling Stockholder for the purchase of such Securities are not made within 36 hours after such default, this Agreement (or the obligations of the several Underwriters to purchase the Option Securities, as the case may be) shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholder. In any such case the Representatives, the Company or the Selling Stockholder shall have the right to postpone the Closing Date (or, in the case of the Option Securities, the Additional Closing Date), but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

            14. Notice. Any action by the Underwriters or the Representatives hereunder may be taken by the Representatives jointly or by the Underwriter or Representative, as the case may be, executing this Agreement acting alone on behalf of the Underwriters or the Representatives, as the case may be, and any such action taken by the Representatives jointly or by such Underwriter or Representative alone shall be binding upon the Underwriters and the Representatives. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives at the address set forth on Schedule I hereto. Notices to the Company shall be given to it at 12000 Baltimore Avenue, Beltsville, Maryland 20705-1291, Attention: President (facsimile (301) 210-3334). Notices to Westinghouse or the Selling Stockholder shall be given to it at Westinghouse Building, Gateway Center, Pittsburgh, Pennsylvania 15222,
Attention:  Louis J. Briskman, Esq., General Counsel (facsimile (412)
642-5224).

            15. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, Westinghouse and, if Transferee is a party hereto, Transferee and any controlling person referred to herein and their respective successors, heirs and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company, Westinghouse and, if Transferee is a party hereto, Transferee and their respective successors, heirs and legal representatives and the controlling persons and officers and directors referred to in Section 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of

Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

            16. Counterparts; Applicable Law. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

            If the foregoing is in accordance with your understanding, please sign and return six counterparts hereof.

                                  Very truly yours,

                                  MICROS SYSTEMS, INC.


                                  By:  /s/ Ronald J. Kolson
                                     -----------------------------------
                                     Name:  Ronald J. Kolson
                                     Title: Executive Vice President
                                              and Chief Operating Officer


                                  WESTINGHOUSE ELECTRIC CORPORATION


                                  By:  /s/ Claudia E. Morf
                                     -----------------------------------
                                     Name:  Claudia E. Morf
                                     Title: Treasurer


                                  WESTINGHOUSE HOLDINGS CORPORATION


                                  By:  /s/ Claudia E. Morf
                                     -----------------------------------
                                     Name:  Claudia E. Morf
                                     Title: Treasurer

                                  Number of shares of Common Stock
                                     owned by the Selling
                                     Stockholder:  4,849,123
                                                   -----------

                                  Number of shares of Common Stock
                                     outstanding:  7,859,095
                                                   -----------

Accepted:  July 6, 1995


J.P. MORGAN SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED
SMITH BARNEY INC.


By:   J.P. MORGAN SECURITIES INC.


By:  /s/ Michael Tiedemann
   --------------------------------
   Name:  Michael Tiedemann
   Title: Vice President

                                                                      SCHEDULE I



                                                 Number of Shares of
                                                 Common Stock Constituting
                                                 Underwritten Securities

Underwriter(1)                                   To Be Purchased
-----------                                      ---------------
J.P. Morgan Securities Inc.                          700,000
Morgan Stanley & Co. Incorporated                    150,000
Smith Barney Inc.                                    150,000
                                                   ---------
             Total Number of Underwritten
               Securities...................       1,000,000
                                                   =========

Total Number of Option Securities, if any...               0
                                                   =========

Purchase Price per share:  $ 30.07
                             -----

Period for Exercise of Option to Purchase
      Option Securities:  n/a

Lock-up Period: 60 days following the date of the Prospectus Supplement

Closing Date:  July 11, 1995

Information Provided by the Underwriters: The information in the last paragraph on the outside front cover page of the Prospectus Supplement, the stabilization legend in the forepart of the Prospectus Supplement and the third paragraph under the caption "Underwriting" in the Prospectus Supplement.

Information Provided by Westinghouse and Transferee: The information in the last sentence of the first paragraph of the Prospectus Supplement.


--------------------------
(1)   The notice address for the Underwriters is as follows:

      J.P. Morgan Securities Inc.
      Morgan Stanley & Co. Incorporated
      Smith Barney Inc.
      c/o   J.P. Morgan Securities Inc.
            60 Wall Street
            New York, New York 10260

                                                                         ANNEX A



                                  SUBSIDIARIES



                                                           Percentage Owned
                                                           by Immediate
                                                           Parent Entity
                                                           ----------------

MICROS Canada Inc. (Ontario)                                           100%
MICROS Foreign Sales Corporation (Barbados)                            100%
MICROS of South Florida, Inc. (Maryland)                               100%
MICROS POS Pty. Limited (Australia)                                    100%
*MICROS Systems (U.K.) Ltd. (United Kingdom)                           100%
*MICROS Systems Hispania, S.L. (Spain)                                 100%
MSI Delaware, Inc. (Delaware)                                          100%
     MICROS of Delaware, Inc. (Delaware)                               100%
*MICROS Systems Holding GmbH (Germany)                                 100%
     *MICROS Systems Deutschland GmbH (Germany)                        100%
     *MICROS Systems Services GmbH (Germany)                           100%
Fidelio Software Corporation (Delaware)                                 90%
     Marblehead Systems International, Inc. (Delaware)                  50%
*Fidelio Software U.K. Limited (England and Wales)                      80%
*MICROS System AG (Ltd.) (Switzerland)                                  60%
*Fidelio France S.A. (France)                                           51%
                                                                   (direct)
                                                                     12.67%
                                                                 (indirect)
Merchants Information Systems, Inc. (Maryland)                          49%
                                                                   (direct)
                                                                     24.48%
                                                                 (indirect)

                                    ANNEX B

MICROS Canada Inc.:

               1. The Articles of Incorporation require transfers of stock of MICROS Canada Inc. to be approved by the directors of MICROS Canada Inc. or to be approved by the holders of at least 51% of the outstanding common shares of MICROS Canada Inc.

               2. A Management Agreement, dated February 12, 1993, among David Quinn and others (referred to therein as the "Management Group"), the Company and MICROS Canada Inc., provides that the Management Group would earn shares of common stock of MICROS Canada Inc. (referred to as "Performance Shares" therein) based upon the realization of certain goals relating to the sales and income of MICROS Canada Inc. The Management Agreement further provides that within 60 days following the occurrence of a Triggering Event (as defined in the Management Agreement), the Management Group may request the Company to redeem the Performance Shares for cash or, if the Company agrees, for stock of the Company. An officer of MICROS Canada Inc. and an officer of the Company have certified that the sales and income of MICROS Canada Inc. have never been at a level which would require MICROS Canada Inc. to issue Performance Shares pursuant to the Management Agreement, that no Performance Shares have ever been issued by MICROS Canada Inc. and that, other than David Quinn, there are no other parties entitled to Performance Shares pursuant to this Management Agreement.

MICROS Foreign Sales Corporation:

               1. The Articles of Incorporation provide that no shares of MICROS Foreign Sales Corporation may be transferred without the approval of the directors of MICROS Foreign Sales Corporation or a committee of such directors. The Articles of Association also provide that the directors may, in their absolute discretion and without assigning any reason therefor, decline to register any transfer of any share.

MICROS of Delaware, Inc.:

               1. A Subscription Agreement, dated February 5, 1993, between MICROS of Delaware, Inc. and the Company, provides that stock of MICROS of Delaware, Inc. purchased by the Company pursuant to this Subscription Agreement may not be offered, sold, pledged or otherwise disposed of, except pursuant to
(i) an effective registration statement under the Securities Act of 1933 (the "1933 Act") and qualification under applicable state and foreign securities laws, or (ii) an opinion of counsel satisfactory to MICROS of Delaware, Inc. that such registration and qualification are not required.

MICROS of South Florida, Inc.:

               1. A Management Agreement, dated April 1993 (the "Williams Management Agreement"), among Thomas S. Williams ("Williams") and others (referred to therein as the "Management Group"), the Company and MICROS of South Florida, Inc. ("MSF"), provides that the Management Group would earn shares of common stock of MSF (referred to as "Performance Shares" therein) based upon the realization of certain goals relating to the sales and income of MSF. The Williams Management Agreement further provides that within 60 days following the occurrence of a Triggering Event (as defined in the Williams Management Agreement), the Management Group may request the Company to redeem the Performance Shares for cash or, if the Company agrees, for stock of the Company. An officer of MSF and an officer of the Company have certified (a) that as of July 11, 1995, no such Triggering Event has occurred, (b) that the sales and income of MSF have never been at a level which would require MSF to issue Performance Shares pursuant to the Williams Management Agreement, other than sales for the fiscal year 1993 which required MSF to issue 16 Performance Shares to Williams pursuant to the Williams Management Agreement, (c) that no Performance Shares have ever been issued by MSF, other than such 16 Performance Shares and other than as set forth in paragraph 2 below and (d) that, other than Williams and Read Kirkpatrick, there are no other parties entitled to Performance Shares pursuant to the Williams Management Agreement.

               2. A Management Agreement, dated July 1, 1992 (the "Kirkpatrick Management Agreement"), among Read Kirkpatrick ("Kirkpatrick")and others (referred to therein as the "Management Group"), the Company and MICROS of South Florida, Inc.("MSF"), provides that the Management Group would earn shares of common stock of MSF (referred to as "Performance Shares" therein) based upon the realization of certain goals relating to the sales and income of MSF The Kirkpatrick Management Agreement further provides that within 60 days following the occurrence of a Triggering Event (as defined in the Kirkpatrick Management Agreement), the Management Group may request the Company to redeem the

Performance Shares for cash or, if the Company agrees, for stock of the Company. An officer of MSF and an officer of the Company have certified (a) that as of July 11, 1995, no such Triggering Event has occurred, (b) that the sales and income of MSF have never been at a level which would require MSF to issue Performance Shares pursuant to the Kirkpatrick Management Agreement, other than sales for the fiscal year 1993 which required MSF to issue 24 Performance Shares to Kirkpatrick pursuant to the Kirkpatrick Management Agreement, (c) that no Performance Shares have ever been issued by MSF, other than such 24 Performance Shares and other than as set forth in paragraph 1 above, (d) that such 24 Performance Shares have been redeemed for cash, (e) that as of July 11, 1995, there are no outstanding Performance Shares issued pursuant to the Kirkpatrick Management Agreement and (f) that, other than Thomas S. Williams and Kirkpatrick, there are no other parties entitled to Performance Shares pursuant to the Kirkpatrick Management Agreement.

MICROS POS Pty. Limited:

               1. The Articles of Association provide that the directors of MICROS POS Pty. Limited may decline to register any transfer of shares of MICROS POS Pty. Limited to any person of whom they do not approve and shall not be called upon to assign any reason for such refusal.

               2. The Articles of Association of MICROS POS Pty. Limited provide the following:

               "89. (a) The Company shall have a first and paramount lien upon every share (whether fully paid or not) for all moneys whether presently payable or not or payable at a fixed time with interest and expenses owing to the Company in respect of that share but the Directors may at any time declare any share to be wholly or in part exempt from the provisions of this Article.

                      "(b) The Company shall have a first and paramount lien for unpaid calls and installments upon the specific shares in respect of which such moneys are due and unpaid. Such lien shall extend to all dividends from time to time declared in respect of such shares. If the Company shall register a transfer of any share upon which it has a claim without first giving to the transferee a notice of the claim that share shall be freed and discharged from the lien.

               "90. Whenever any law imposes a liability or possible liability upon the Company to make any payment whether in respect of dividends or in respect of the member's ownership of shares in the Company in consequence of his death non-payment of income tax or other tax or estate Probate death or succession duties the Company in every such case shall be fully indemnified by the member or his executor or administrator from all liabilities and shall have a lien for all moneys and liabilities due or chargeable in respect of any such law together with interest at the rate of 10% per annum to the same extent as for other moneys payable at a fixed time in respect of the member's shares. The provisions of this Article shall not prejudice any right or remedy conferred on the Company as between the Company and every such member his executors administrators or estate.

               "91. The Company may sell in such manner as the Directors think fit any shares on which the Company has a lien but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until the expiration of 14 days after a notice in writing stating and demanding payment of such part of the amount in respect of which the lien exists as is presently payable has been given to the registered holder for the time being of the share or the persons entitled thereto by reason of his death or bankruptcy.

                                     * * *

               "94. The Directors may from time to time make calls upon the members in respect of any money unpaid on their shares (whether on account of the nominal value of the shares or by way of premium) and not by the conditions of allotment thereof made payable at fixed times and each member shall pay the amount called on his shares to the Company at the times specified by the Directors. A call may be revoked or postponed as the Directors may determine."

MICROS Systems (U.K.) Limited:

               1. Section 3 of the Articles of Association of MICROS Systems (U.K.) Limited ("MICROS-U.K.") states "The lien conferred by Clause 8 in [Table A in the Schedule to the Companies (Tables A to F) Regulations 1985 as amended by the Companies (Tables A to F) (Amendment) Regulations 1985 ("Table A")] shall attach also to fully paid-up shares, and [MICROS-U.K.] shall also have a first and paramount lien on all shares, whether fully paid or not, standing registered in the name of any person indebted or under liability to [MICROS-U.K.], whether he shall be the sole registered holder thereof or shall be one of two or more joint holders, for all monies presently payable by him or his estate to [MICROS-U.K.]. Clause 8 in Table A shall be modified accordingly."

               2. The Articles of Association provide that the directors of MICROS-U.K. may, in their absolute discretion and without assigning any reason therefor, decline to register the transfer of a share, whether or not such share is fully paid.

MSI Delaware, Inc.:

               1. A Subscription Agreement, dated February 5, 1993, between MSI Delaware, Inc. and the Company, provides that stock of MSI Delaware, Inc. may not be offered, sold, pledged or otherwise disposed of, except pursuant to
(i) an effective registration statement under the Securities Act of 1933 (the "1933 Act") and qualification under the applicable state and foreign securities laws, or (ii) an opinion of counsel satisfactory to MSI Delaware, Inc. that such registration and qualification are not required.

MICROS Systems Deutschland GmbH:

               1. The Articles of Association require that a quotaholder who desires to transfer his or her shares in MICROS Systems Deutschland GmbH must obtain the written consent of the other quotaholders of MICROS Systems Deutschland GmbH and the consent of the Executive Board of MICROS Systems Deutschland GmbH prior to such transfer. The Articles of Association provide an exception from this consent requirement if a transfer is made (i) to another existing quotaholder of MICROS Systems Deutschland GmbH or (ii) to a related party of the transferring quotaholder.

MICROS Systems Services GmbH:

               1. Article 6.1 of the Articles Association of MICROS Systems Services GmbH provides that a quota in MICROS

Systems Services GmbH may not be transferred or made subject to a lien or any similar third-party interest without the prior written consent of a majority of quotaholders who hold greater than a 50% interest in the share capital of MICROS Systems Services GmbH. Such consent is not required if the parties to the quota transfer are either other quotaholders of MICROS Systems Services GmbH or related companies, as defined in the German Stock Corporation Statute (Aktiengesetz). Article 6.2 of the Articles of Association of MICROS Systems Services GmbH provides that (i) a transfer of a quota in MICROS Systems Services GmbH and (ii) an encumbrance of a lien or a similar third-party interest upon a quota to the benefit of a non-quotaholder or an unrelated party must be approved by a majority of votes cast at a duly convened quotaholders' meeting. Article 6.3 of the Articles of Association of MICROS Systems Services GmbH provides for a preemption right in the case of an increase in the number of outstanding quotas in MICROS Systems Services GmbH.

Fidelio Software U.K. Limited:

               1. Section 6 of the Articles of Association states "In regulation 8 of Table A, the words '(not being a fully paid share)' shall be omitted. The Company shall have a first and paramount lien on all shares standing registered in the name of any person (whether he be the sole registered holder thereof or one of two or more joint holders) for all moneys presently payable by him or his estate to the Company."

               2. The Articles of Association provide that the directors of Fidelio Software U.K. Limited may, in their sole discretion and without assigning any reason therefor, decline to register the transfer of any share of Fidelio Software U.K. Limited, whether or not such share is fully paid.

MICROS Systems AG:

               1. A Joint Venture Contract between the Company and Host AG, Zurich, an entity not yet formed as of the time of the execution of the Joint Venture Contract, requires that a shareholder of MICROS Systems AG obtain the consent of the other shareholders prior to the transfer of stock of MICROS Systems AG.

Fidelio France SA:

               1. The Articles of Association/By-laws of Fidelio France SA provide for a right of first refusal to the non-transferring shareholders prior to transfer of stock of Fidelio France SA.

Marblehead Systems International, Inc.:

               1. A Shareholders' Agreement, dated February 22, 1994, between Fidelio Software Corporation and Joseph A. Marko provides a right of first refusal to non-transferring shareholders prior to transfer of stock.

Merchants Information Systems, Inc.:

               1. A Shareholders' Agreement, dated July 30, 1993, between the Company and Merchants Systems, Inc., a Washington State corporation, provides a right of first refusal to the non-transferring shareholders prior to a transfer of stock of Merchants Information Systems, Inc.